SUB-ITEM 77Q1(e)
                                                                       EXHIBIT C

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

      This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

      1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

      2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

      Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

      It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

      IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
           AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
           AIM FUNDS GROUP (INVESCO FUNDS GROUP)
           AIM GROWTH SERIES (INVESCO GROWTH SERIES)
           AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
           AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
           AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
           AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST

           By:       /s/ John M. Zerr
                ----------------------------

           Title:    Senior Vice President

           INVESCO ADVISERS, INC.

           By:       /s/ John M. Zerr
                ----------------------------

           Title:    Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                      EFFECTIVE DATE     COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco California Tax-Free Income Fund                    February 12, 2010
Invesco Core Plus Bond Fund                                June 2, 2009
Invesco Dividend Growth Securities Fund                    February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                      February 12, 2010
Invesco Floating Rate Fund                                 April 14, 2006
Invesco S&P 500 Index Fund                                 February 12, 2010
Invesco Select Real Estate Income Fund                     March 9, 2007
Invesco Structured Core Fund                               March 31, 2006
Invesco Van Kampen American Franchise Fund                 February 12, 2010
Invesco Van Kampen Equity and Income Fund                  February 12, 2010
Invesco Van Kampen Growth and Income Fund                  February 12, 2010
Invesco Van Kampen Money Market Fund                       February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund       February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                   February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                     February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                     EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco Capital Development Fund                           June 21, 2000
Invesco Charter Fund                                       June 21, 2000
Invesco Constellation Fund                                 June 21, 2000
Invesco Disciplined Equity Fund                            July 14, 2009
Invesco Diversified Dividend Fund                          December 28, 2001
Invesco Summit Fund                                        July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco European Small Company Fund                        August 30, 2000
Invesco Global Core Equity Fund                            December 27, 2000
Invesco International Small Company Fund                   August 30, 2000
Invesco Small Cap Equity Fund                              August 30, 2000

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco Convertible Securities Fund                        February 12, 2010
Invesco Global Equity Fund                                 September 1, 2001
Invesco Mid Cap Core Equity Fund                           September 1, 2001
Invesco Small Cap Growth Fund                              September 11, 2000
Invesco Van Kampen Leaders Fund                            February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                      February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco Asia Pacific Growth Fund                           June 21, 2000
Invesco European Growth Fund                               June 21, 2000
Invesco Global Growth Fund                                 June 21, 2000
Invesco Global Small & Mid Cap Growth Fund                 June 21, 2000
Invesco International Growth Fund                          June 21, 2000
Invesco International Core Equity Fund                     November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco Balanced-Risk Allocation Fund                      May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund            November 29, 2010
Invesco China Fund                                         March 31, 2006
Invesco Commodities Strategy Fund                          February 12, 2010
Invesco Developing Markets Fund                            September 1, 2001
Invesco Emerging Markets Equity Fund                       May 11, 2011
Invesco Emerging Market Local Currency Debt Fund           June 14, 2010
Invesco Endeavor Fund                                      November 4, 2003
Invesco Global Advantage Fund                              February 12, 2010
Invesco Global Health Care Fund                            September 1, 2001
Invesco International Total Return Fund                    March 31, 2006
Invesco Pacific Growth Fund                                February 12, 2010
Invesco Small Companies Fund                               November 4, 2003
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco Dynamics Fund                                      November 25, 2003
Invesco Global Real Estate Fund                            April 29, 2005
Invesco High Yield Fund                                    June 1, 2000
Invesco High Yield Securities Fund                         February 12, 2010
Invesco Limited Maturity Treasury Fund                     June 1, 2000
Invesco Money Market Fund                                  June 1, 2000
Invesco Municipal Bond Fund                                June 1, 2000
Invesco Real Estate Fund                                   September 11, 2000
Invesco Short Term Bond Fund                               August 29, 2002
Invesco U.S. Government Fund                               June 1, 2000
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL+
---------------------------------------------------------  ---------------------  ----------------
Invesco Energy Fund                                        November 25, 2003
Invesco Gold & Precious Metals Fund                        November 25, 2003
Invesco Leisure Fund                                       November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL+
---------------------------------------------------------  ---------------------  ----------------
Invesco Technology Fund                                    November 25, 2003
Invesco Technology Sector Fund                             February 12, 2010
Invesco U.S. Mid Cap Value Fund                            February 12, 2010
Invesco Utilities Fund                                     November 25, 2003
Invesco Value Fund                                         February 12, 2010
Invesco Van Kampen American Value Fund                     February 12, 2010
Invesco Van Kampen Comstock Fund                           February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                     February 12, 2010
Invesco Van Kampen Small Cap Value Fund                    February 12, 2010
Invesco Van Kampen Value Opportunities Fund                February 12, 2010

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco High Income Municipal Fund                         June 1, 2000
Invesco Tax-Exempt Cash Fund                               June 1, 2000
Invesco Tax-Free Intermediate Fund                         June 1, 2000
Invesco Van Kampen High Yield Municipal Fund               February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income
   Fund                                                    February 12, 2010
Invesco Van Kampen Municipal Income Fund                   February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund           February 12, 2010


         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Premier Portfolio                                          November 25, 2003
Premier Tax-Exempt Portfolio                               November 25, 2003
Premier U.S. Government Money Portfolio                    November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco V.I. Balanced-Risk Allocation Fund                 May 1, 2000
Invesco V.I. Basic Value Fund                              September 10, 2001
Invesco V.I. Capital Appreciation Fund                     May 1, 2000
Invesco V.I. Capital Development Fund                      May 1, 2000
Invesco V.I. Core Equity Fund                              May 1, 2000
Invesco V.I. Diversified Income Fund                       May 1, 2000
Invesco V.I. Dividend Growth Fund                          February 9, 2010
Invesco V.I. Global Health Care Fund                       April 30, 2004
Invesco V.I. Global Real Estate Fund                       April 30, 2004
Invesco V.I. Government Securities Fund                    May 1, 2000
Invesco V.I. High Yield Fund                               May 1, 2000
Invesco V.I. High Yield Securities Fund                    February 12, 2010
Invesco V.I. International Growth Fund                     May 1, 2000
Invesco V.I. Leisure Fund                                  April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                      September 10, 2001
Invesco V.I. Money Market Fund                             May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund               October 22, 2008

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Invesco V.I. S&P 500 Index Fund                            February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
   S&P 500 Fund                                            February 12, 2010
Invesco V.I. Small Cap Equity Fund                         September 1, 2003
Invesco V.I. Technology Fund                               April 30, 2004
Invesco V.I. Utilities Fund                                April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                          EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------  ---------------------  ----------------
Government & Agency Portfolio                              June 1, 2000
Government TaxAdvantage Portfolio                          June 1, 2000
Liquid Assets Portfolio                                    June 1, 2000
STIC Prime Portfolio                                       June 1, 2000
Tax-Free Cash Reserve Portfolio                            June 1, 2000
Treasury Portfolio                                         June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                                SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
         AIM FUNDS GROUP (INVESCO FUNDS GROUP)
         AIM GROWTH SERIES (INVESCO GROWTH SERIES)
         AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
         AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
         INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
         INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
         INVESCO INSURED MUNICIPAL BOND TRUST
         INVESCO INSURED MUNICIPAL INCOME TRUST
         INVESCO INSURED MUNICIPAL SECURITIES
         INVESCO INSURED MUNICIPAL TRUST
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
         INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
         INVESCO MUNICIPAL PREMIUM INCOME TRUST
         INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
         INVESCO PRIME INCOME TRUST
         INVESCO QUALITY MUNICIPAL INCOME TRUST
         INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
         INVESCO QUALITY MUNICIPAL SECURITIES
         SHORT-TERM INVESTMENTS TRUST
         on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

         By: /s/ John M. Zerr
             ------------------------------------------------------

         Title: Senior Vice President

         INVESCO ADVISERS, INC.

         By: /s/ John M. Zerr
             ------------------------------------------------------

         Title: Senior Vice President
                                                             as of July 18, 2011

                           EXHIBIT "A" - RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   -----------------   -----------------
Invesco  California
Tax-Free Income Fund*                      Contractual     0.85%      February 12, 2010     June 30, 2012
         Class A Shares                    Contractual     1.35%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.35%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     0.60%      February 12, 2010     June 30, 2012
         Class Y Shares
Invesco Core Plus Bond Fund
         Class A Shares                    Contractual     0.75%         June 6, 2011       June 30, 2013
         Class B Shares                    Contractual     1.50%         June 6, 2011       June 30, 2013
         Class C Shares                    Contractual     1.50%         June 6, 2011       June 30, 2013
         Class R Shares                    Contractual     1.00%         June 6, 2011       June 30, 2013
         Class Y Shares                    Contractual     0.50%         June 6, 2011       June 30, 2013
         Institutional Class Shares        Contractual     0.50%         June 6, 2011       June 30, 2013

Invesco Dividend Growth Securities
Fund*
         Class A Shares                    Contractual     0.95%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.70%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.70%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.70%      February 12, 2010     June 30, 2012
Invesco Equally-Weighted S&P 500
Fund*
         Class A Shares                    Contractual     0.75%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.50%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.50%      February 12, 2010     June 30, 2012
         Class R Shares                    Contractual     1.00%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.50%      February 12, 2010     June 30, 2012
Invesco Floating Rate Fund
         Class A Shares                    Contractual     1.50%        April 14, 2006    December 31, 2011
         Class C Shares                    Contractual     2.00%        April 14, 2006    December 31, 2011
         Class R Shares                    Contractual     1.75%        April 14, 2006    December 31, 2011
         Class Y Shares                    Contractual     1.25%       October 3, 2008    December 31, 2011
         Institutional Class Shares        Contractual     1.25%        April 14, 2006    December 31, 2011

Invesco S&P 500 Index Fund*
         Class A Shares                    Contractual     0.65%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.40%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.40%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.40%      February 12, 2010     June 30, 2012

Invesco Select Real Estate Income
Fund
         Class A Shares                    Contractual     2.00%         July 1, 2009     December 31, 2011
         Class B Shares                    Contractual     2.75%         July 1, 2009     December 31, 2011
         Class C Shares                    Contractual     2.75%         July 1, 2009     December 31, 2011
         Class Y Shares                    Contractual     1.75%         July 1, 2009     December 31, 2011
         Institutional Class Shares        Contractual     1.75%         July 1, 2009     December 31, 2011

Invesco Structured Core Fund
         Class A Shares                    Contractual     1.00%         July 1, 2009       June 30, 2012
         Class B Shares                    Contractual     1.75%         July 1, 2009       June 30, 2012
         Class C Shares                    Contractual     1.75%         July 1, 2009       June 30, 2012
         Class R Shares                    Contractual     1.25%         July 1, 2009       June 30, 2012
         Class Y Shares                    Contractual     0.75%         July 1, 2009       June 30, 2012
         Investor Class Shares             Contractual     1.00%         July 1, 2009       June 30, 2012
         Institutional Class Shares        Contractual     0.75%         July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Van Kampen American
Franchise Fund*                            Contractual     1.05%         May 23, 2011       June 30, 2013
         Class A Shares                    Contractual     1.22%(8)      May 23, 2011       June 30, 2013
         Class B Shares                    Contractual     1.80%         May 23, 2011       June 30, 2013
         Class C Shares                    Contractual     1.30%         May 23, 2011       June 30, 2013
         Class R Shares                    Contractual     0.80%         May 23, 2011       June 30, 2013
         Class Y Shares                    Contractual     0.80%         May 23, 2011       June 30, 2013
         Institutional Class Shares

Invesco Van Kampen Equity and Income
Fund*                                      Contractual     0.82%      February 12, 2010     June 30, 2012
         Class A Shares                    Contractual     0.95%(8)   February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.57%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.07%      February 12, 2010     June 30, 2012
         Class R Shares                    Contractual     0.57%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.57%      February 12, 2010     June 30, 2012
         Institutional Class Shares
Invesco Van Kampen Growth and Income
Fund*
         Class A Shares                    Contractual     0.88%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.63%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.63%      February 12, 2010     June 30, 2012
         Class R Shares                    Contractual     1.13%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.63%      February 12, 2010     June 30, 2012
         Institutional Class Shares        Contractual     0.63%      February 12, 2010     June 30, 2012
Invesco Van Kampen Pennsylvania Tax
Free Income Fund*
         Class A Shares
         Class B Shares                    Contractual     1.13%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.88%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     1.88%      February 12, 2010     June 30, 2012
                                           Contractual     0.88%      February 12, 2010     June 30, 2012

Invesco Van Kampen Small Cap Growth
Fund*
         Class A Shares                    Contractual     1.38%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     2.13%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     2.13%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     1.13%      February 12, 2010     June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT               DATE
---------------------------------------   ------------   ----------   ------------------   ----------------
Invesco Capital Development Fund
         Class A Shares
         Class B Shares                    Contractual      2.00%        July 1, 2009      February 28, 2012
         Class C Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class R Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class Y Shares                    Contractual      2.25%        July 1, 2009      February 28, 2012
         Investor Class Shares             Contractual      1.75%        July 1, 2009      February 28, 2012
         Institutional Class Shares        Contractual      2.00%        July 1, 2009      February 28, 2012
                                           Contractual      1.75%        July 1, 2009      February 28, 2012
Invesco Charter Fund
         Class A Shares                    Contractual      2.00%        July 1, 2009      February 28, 2012
         Class B Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class C Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class R Shares                    Contractual      2.25%        July 1, 2009      February 28, 2012
         Class S Shares                    Contractual      1.90%     September 25, 2009   February 28, 2012
         Class Y Shares                    Contractual      1.75%        July 1, 2009      February 28, 2012
         Institutional Class Shares        Contractual      1.75%        July 1, 2009      February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT               DATE
---------------------------------------   ------------   ----------   ------------------   ----------------
Invesco Constellation Fund
         Class A Shares                    Contractual      2.00%        July 1, 2009      February 28, 2012
         Class B Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class C Shares                    Contractual      2.75%        July 1, 2009      February 28, 2012
         Class R Shares                    Contractual      2.25%        July 1, 2009      February 28, 2012
         Class Y Shares                    Contractual      1.75%        July 1, 2009      February 28, 2012
         Institutional Class Shares        Contractual      1.75%        July 1, 2009      February 28, 2012

Invesco Disciplined Equity Fund
         Class Y Shares                    Contractual      1.75%       July 14, 2009      February 28, 2012

Invesco Diversified Dividend Fund
         Class A Shares                    Contractual      0.95%       July 18, 2011        June 30, 2013
         Class B Shares                    Contractual      1.70%       July 18, 2011        June 30, 2013
         Class C Shares                    Contractual      1.70%       July 18, 2011        June 30, 2013
         Class R Shares                    Contractual      1.20%       July 18, 2011        June 30, 2013
         Class Y Shares                    Contractual      0.70%       July 18, 2011        June 30, 2013
         Investor Class Shares             Contractual      0.95%       July 18, 2011        June 30, 2013
         Institutional Class Shares        Contractual      0.70%       July 18, 2011        June 30, 2013
Invesco Summit Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009       February 28, 2012
         Class B Shares                    Contractual      2.75%       July 1, 2009       February 28, 2012
         Class C Shares                    Contractual      2.75%       July 1, 2009       February 28, 2012
         Class P Shares                    Contractual      1.85%       July 1, 2009       February 28, 2012
         Class S Shares                    Contractual      1.90%     September 25, 2009   February 28, 2012
         Class Y Shares                    Contractual      1.75%       July 1, 2009       February 28, 2012
         Institutional Class Shares        Contractual      1.75%       July 1, 2009       February 28, 2012

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/   EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION      CURRENT LIMIT           DATE
---------------------------------------   ------------   ----------   ------------------   ----------------
Invesco European Small Company Fund
         Class A Shares
         Class B Shares                    Contractual      2.25%       July 1, 2009        April 30, 2012
         Class C Shares                    Contractual      3.00%       July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual      3.00%       July 1, 2009        April 30, 2012
                                           Contractual      2.00%       July 1, 2009        April 30, 2012
Invesco Global Core Equity Fund
         Class A Shares                    Contractual      1.25%       May 23, 2011        June 30, 2013
         Class B Shares                    Contractual      1.52%(8)    May 23, 2011        June 30, 2013
         Class C Shares                    Contractual      2.00%       May 23, 2011        June 30, 2013
         Class R Shares                    Contractual      1.50%       May 23, 2011        June 30, 2013
         Class Y Shares                    Contractual      1.00%       May 23, 2011        June 30, 2013
         Institutional Class Shares        Contractual      1.00%       May 23, 2011        June 30, 2013

Invesco International Small Company
Fund
         Class A Shares                    Contractual      2.25%       July 1, 2009        April 30, 2012
         Class B Shares                    Contractual      3.00%       July 1, 2009        April 30, 2012
         Class C Shares                    Contractual      3.00%       July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual      2.00%       July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual      2.00%       July 1, 2009        April 30, 2012

Invesco Small Cap Equity Fund
         Class A Shares                    Contractual      2.00%       July 1, 2009        April 30, 2012
         Class B Shares                    Contractual      2.75%       July 1, 2009        April 30, 2012
         Class C Shares                    Contractual      2.75%       July 1, 2009        April 30, 2012
         Class R Shares                    Contractual      2.25%       July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual      1.75%       July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual      1.75%       July 1, 2009        April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Balanced-Risk Retirement
2020 Fund(2)
         Class A Shares                    Contractual     0.25%       November 4, 2009      April 30, 2012
         Class A5 Shares                   Contractual     0.25%      February 12, 2010      April 30, 2012
         Class B Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C5 Shares                   Contractual     1.00%      February 12, 2010      April 30, 2012
         Class R Shares                    Contractual     0.50%       November 4, 2009      April 30, 2012
         Class R5 Shares                   Contractual     0.50%      February 12, 2010      April 30, 2012
         Class Y Shares                    Contractual     0.00%       November 4, 2009      April 30, 2012
         Institutional Class Shares        Contractual     0.00%       November 4, 2009      April 30, 2012

Invesco Balanced-Risk Retirement
2030 Fund(3)
         Class A Shares                    Contractual     0.25%       November 4, 2009      April 30, 2012
         Class A5 Shares                   Contractual     0.25%      February 12, 2010      April 30, 2012
         Class B Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C5 Shares                   Contractual     1.00%      February 12, 2010      April 30, 2012
         Class R Shares                    Contractual     0.50%       November 4, 2009      April 30, 2012
         Class R5 Shares                   Contractual     0.50%      February 12, 2010      April 30, 2012
         Class Y Shares                    Contractual     0.00%       November 4, 2009      April 30, 2012
         Institutional Class Shares        Contractual     0.00%       November 4, 2009      April 30, 2012

Invesco Balanced-Risk Retirement
2040 Fund(4)
         Class A Shares                    Contractual     0.25%       November 4, 2009      April 30, 2012
         Class A5 Shares                   Contractual     0.25%      February 12, 2010      April 30, 2012
         Class B Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C5 Shares                   Contractual     1.00%      February 12, 2010      April 30, 2012
         Class R Shares                    Contractual     0.50%       November 4, 2009      April 30, 2012
         Class R5 Shares                   Contractual     0.50%      February 12, 2010      April 30, 2012
         Class Y Shares                    Contractual     0.00%       November 4, 2009      April 30, 2012
         Institutional Class Shares        Contractual     0.00%       November 4, 2009      April 30, 2012

Invesco Balanced-Risk Retirement
2050 Fund(5)
         Class A Shares                    Contractual     0.25%       November 4, 2009      April 30, 2012
         Class A5 Shares                   Contractual     0.25%      February 12, 2010      April 30, 2012
         Class B Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C Shares                    Contractual     1.00%       November 4, 2009      April 30, 2012
         Class C5 Shares                   Contractual     1.00%      February 12, 2010      April 30, 2012
         Class R Shares                    Contractual     0.50%       November 4, 2009      April 30, 2012
         Class R5 Shares                   Contractual     0.50%      February 12, 2010      April 30, 2012
         Class Y Shares                    Contractual     0.00%       November 4, 2009      April 30, 2012
         Institutional Class Shares        Contractual     0.00%       November 4, 2009      April 30, 2012

Invesco Balanced-Risk Retirement Now
Fund(6)
         Class A Shares                    Contractual     0.25%       November 4, 2009      June 30, 2012
         Class A5 Shares                   Contractual     0.25%      February 12, 2010      June 30, 2012
         Class B Shares                    Contractual     1.00%       November 4, 2009      June 30, 2012
         Class C Shares                    Contractual     1.00%       November 4, 2009      June 30, 2012
         Class C5 Shares                   Contractual     1.00%      February 12, 2010      June 30, 2012
         Class R Shares                    Contractual     0.50%       November 4, 2009      June 30, 2012
         Class R5 Shares                   Contractual     0.50%      February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual     0.00%       November 4, 2009      June 30, 2012
         Institutional Class Shares        Contractual     0.00%       November 4, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Convertible Securities Fund*
         Class A Shares
         Class B Shares                    Contractual     1.11%         May 23, 2011        June 30, 2012
         Class C Shares                    Contractual     1.86%         May 23, 2011        June 30, 2012
         Class Y Shares                    Contractual     1.86%         May 23, 2011        June 30, 2012
         Institutional Class Shares        Contractual     0.86%         May 23, 2011        June 30, 2012
                                           Contractual     0.86%         May 23, 2011        June 30, 2012
Invesco Global Equity Fund
         Class A Shares                    Contractual     2.25%         July 1, 2009        April 30, 2012
         Class B Shares                    Contractual     3.00%         July 1, 2009        April 30, 2012
         Class C Shares                    Contractual     3.00%         July 1, 2009        April 30, 2012
         Class R Shares                    Contractual     2.50%         July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual     2.00%         July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual     2.00%         July 1, 2009        April 30, 2012
Invesco Growth Allocation Fund
         Class A Shares                    Contractual     0.37%         June 6, 2011        June 30, 2012
         Class B Shares                    Contractual     1.12%         June 6, 2011        June 30, 2012
         Class C Shares                    Contractual     1.12%         June 6, 2011        June 30, 2012
         Class R Shares                    Contractual     0.62%         June 6, 2011        June 30, 2012
         Class S Shares                    Contractual     0.27%         June 6, 2011        June 30, 2012
         Class Y Shares                    Contractual     0.12%         June 6, 2011        June 30, 2012
         Institutional Class Shares        Contractual     0.12%         June 6, 2011        June 30, 2012
Invesco Income Allocation Fund
         Class A Shares                    Contractual     0.28%         July 1, 2009        April 30, 2012
         Class B Shares                    Contractual     1.03%         July 1, 2009        April 30, 2012
         Class C Shares                    Contractual     1.03%         July 1, 2009        April 30, 2012
         Class R Shares                    Contractual     0.53%         July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual     0.03%         July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual     0.03%         July 1, 2009        April 30, 2012
Invesco International Allocation Fund
         Class A Shares                    Contractual     0.43%         July 1, 2009        April 30, 2012
         Class B Shares                    Contractual     1.18%         July 1, 2009        April 30, 2012
         Class C Shares                    Contractual     1.18%         July 1, 2009        April 30, 2012
         Class R Shares                    Contractual     0.68%         July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual     0.18%         July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual     0.18%         July 1, 2009        April 30, 2012
Invesco Mid Cap Core Equity Fund
         Class A Shares
         Class B Shares                    Contractual     2.00%         July 1, 2009        April 30, 2012
         Class C Shares                    Contractual     2.75%         July 1, 2009        April 30, 2012
         Class R Shares                    Contractual     2.75%         July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual     2.25%         July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual     1.75%         July 1, 2009        April 30, 2012
                                           Contractual     1.75%         July 1, 2009        April 30, 2012
Invesco Moderate Allocation Fund
         Class A Shares                    Contractual     0.37%         July 1, 2009        June 30, 2012
         Class B Shares                    Contractual     1.12%         July 1, 2009        June 30, 2012
         Class C Shares                    Contractual     1.12%         July 1, 2009        June 30, 2012
         Class R Shares                    Contractual     0.62%         July 1, 2009        June 30, 2012
         Class S Shares                    Contractual     0.27%      September 25, 2009     June 30, 2012
         Class Y Shares                    Contractual     0.12%         July 1, 2009        June 30, 2012
         Institutional Class Shares        Contractual     0.12%         July 1, 2009        June 30, 2012
Invesco Moderately Conservative
Allocation Fund
         Class A Shares                    Contractual     0.39%         July 1, 2009        June 30, 2012
         Class B Shares                    Contractual     1.14%         July 1, 2009        June 30, 2012
         Class C Shares                    Contractual     1.14%         July 1, 2009        June 30, 2012
         Class R Shares                    Contractual     0.64%         July 1, 2009        June 30, 2012
         Class S Shares                    Contractual     0.29%         June 6, 2011        June 30, 2012
         Class Y Shares                    Contractual     0.14%         July 1, 2009        June 30, 2012
         Institutional Class Shares        Contractual     0.14%         July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Small Cap Growth Fund
         Class A Shares                    Contractual     2.00%         July 1, 2009        April 30, 2012
         Class B Shares                    Contractual     2.75%         July 1, 2009        April 30, 2012
         Class C Shares                    Contractual     2.75%         July 1, 2009        April 30, 2012
         Class R Shares                    Contractual     2.25%         July 1, 2009        April 30, 2012
         Class Y Shares                    Contractual     1.75%         July 1, 2009        April 30, 2012
         Investor Class Shares             Contractual     2.00%         July 1, 2009        April 30, 2012
         Institutional Class Shares        Contractual     1.75%         July 1, 2009        April 30, 2012

Invesco Van Kampen Leaders Fund*           Contractual     0.50%      February 12, 2010      June 30, 2012
         Class A Shares                    Contractual     1.25%      February 12, 2010      June 30, 2012
         Class B Shares                    Contractual     1.25%      February 12, 2010      June 30, 2012
         Class C Shares                    Contractual     0.25%      February 12, 2010      June 30, 2012
         Class Y Shares

Invesco Van Kampen
U.S. Mortgage Fund*                        Contractual     0.96%      February 12, 2010      June 30, 2012
         Class A Shares                    Contractual     1.71%      February 12, 2010      June 30, 2012
         Class B Shares                    Contractual     1.71%      February 12, 2010      June 30, 2012
         Class C Shares                    Contractual     0.71%      February 12, 2010      June 30, 2012
         Class Y Shares                    Contractual     0.71%      February 12, 2010      June 30, 2012
         Institutional Class Shares

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Asia Pacific Growth Fund
         Class A Shares                   Contractual      2.25%         July 1, 2009      February 28, 2012
         Class B Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class C Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class Y Shares                   Contractual      2.00%         July 1, 2009      February 28, 2012
Invesco European Growth Fund
         Class A Shares                   Contractual      2.25%         July 1, 2009      February 28, 2012
         Class B Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class C Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class R Shares                   Contractual      2.50%         July 1, 2009      February 28, 2012
         Class Y Shares                   Contractual      2.00%         July 1, 2009      February 28, 2012
         Investor Class Shares            Contractual      2.25%         July 1, 2009      February 28, 2012
Invesco Global Growth Fund
         Class A Shares                   Contractual      2.25%         May 23, 2011      February 28, 2012
         Class B Shares                   Contractual      3.00%         May 23, 2011      February 28, 2012
         Class C Shares                   Contractual      3.00%         May 23, 2011      February 28, 2012
         Class Y Shares                   Contractual      2.00%         May 23, 2011      February 28, 2012
         Institutional Class Shares       Contractual      2.00%         May 23, 2011      February 28, 2012
Invesco Global Small & Mid Cap
Growth Fund
         Class A Shares                   Contractual      2.25%         July 1, 2009      February 28, 2012
         Class B Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class C Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class Y Shares                   Contractual      2.00%         July 1, 2009      February 28, 2012
         Institutional Class Shares       Contractual      2.00%         July 1, 2009      February 28, 2012
Invesco International Core Equity
Fund
         Class A Shares                   Contractual      2.25%         July 1, 2009      February 28, 2012
         Class B Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class C Shares                   Contractual      3.00%         July 1, 2009      February 28, 2012
         Class R Shares                   Contractual      2.50%         July 1, 2009      February 28, 2012
         Class Y Shares                   Contractual      2.00%         July 1, 2009      February 28, 2012
         Investor Class Shares            Contractual      2.25%         July 1, 2009      February 28, 2012
         Institutional Class Shares       Contractual      2.00%         July 1, 2009      February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco International Growth Fund
         Class A Shares                   Contractual      1.40%         May 23, 2011        June 30, 2013
         Class B Shares                   Contractual      2.15%         May 23, 2011        June 30, 2013
         Class C Shares                   Contractual      2.15%         May 23, 2011        June 30, 2013
         Class R Shares                   Contractual      1.65%         May 23, 2011        June 30, 2013
         Class Y Shares                   Contractual      1.15%         May 23, 2011        June 30, 2013
         Institutional Class Shares       Contractual      1.15%         May 23, 2011        June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Balanced-Risk Allocation
Fund(7)
         Class A Shares                   Contractual       1.04%       November 4, 2009   February 28, 2012
         Class B Shares                   Contractual       1.79%       November 4, 2009   February 28, 2012
         Class C Shares                   Contractual       1.79%       November 4, 2009   February 28, 2012
         Class R Shares                   Contractual       1.29%       November 4, 2009   February 28, 2012
         Class Y Shares                   Contractual       0.79%       November 4, 2009   February 28, 2012
         Institutional Class Shares       Contractual       0.79%       November 4, 2009   February 28, 2012

Invesco Balanced-Risk Commodity
Strategy Fund(10)
         Class A Shares                   Contractual       1.22%      November 29, 2010   February 28, 2012
         Class B Shares                   Contractual       1.97%      November 29, 2010   February 28, 2012
         Class C Shares                   Contractual       1.97%      November 29, 2010   February 28, 2012
         Class R Shares                   Contractual       1.47%      November 29, 2010   February 28, 2012
         Class Y Shares                   Contractual       0.97%      November 29, 2010   February 28, 2012
         Institutional Class Shares       Contractual       0.97%      November 29, 2010   February 28, 2012

Invesco China Fund
         Class A Shares                   Contractual       2.25%         July 1, 2009     February 28, 2012
         Class B Shares                   Contractual       3.00%         July 1, 2009     February 28, 2012
         Class C Shares                   Contractual       3.00%         July 1, 2009     February 28, 2012
         Class Y Shares                   Contractual       2.00%         July 1, 2009     February 28, 2012
         Institutional Class Shares       Contractual       2.00%         July 1, 2009     February 28, 2012

Invesco Commodities Strategy Fund(11)
         Class A Shares                   Contractual       1.25%      February 12, 2010     June 30, 2012
         Class B Shares                   Contractual       2.00%      February 12, 2010     June 30, 2012
         Class C Shares                   Contractual       2.00%      February 12, 2010     June 30, 2012
         Class R Shares                   Contractual       1.50%      February 12, 2010     June 30, 2012
         Class Y Shares                   Contractual       1.00%      February 12, 2010     June 30, 2012
         Institutional Class Shares       Contractual       1.00%      February 12, 2010     June 30, 2012

Invesco Developing Markets Fund
         Class A Shares                   Contractual       2.10%         May 23, 2011       June 30, 2012
         Class B Shares                   Contractual       2.85%         May 23, 2011       June 30, 2012
         Class C Shares                   Contractual       2.85%         May 23, 2011       June 30, 2012
         Class Y Shares                   Contractual       1.85%         May 23, 2011       June 30, 2012
         Institutional Class Shares       Contractual       1.85%         May 23, 2011       June 30, 2012

Invesco Emerging Markets Equity Fund
         Class A Shares
         Class C Shares                   Contractual       1.85%         May 11, 2011       June 30, 2012
         Class R Shares                   Contractual       2.60%         May 11, 2011       June 30, 2012
         Class Y Shares                   Contractual       2.10%         May 11, 2011       June 30, 2012
         Institutional Class Shares       Contractual       1.60%         May 11, 2011       June 30, 2012
                                          Contractual       1.60%         May 11, 2011       June 30, 2012
Invesco Emerging Market Local
Currency Debt Fund
         Class A Shares                   Contractual       1.24%        June 14, 2010     February 28, 2012
         Class B Shares                   Contractual       1.99%        June 14, 2010     February 28, 2012
         Class C Shares                   Contractual       1.99%        June 14, 2010     February 28, 2012
         Class R Shares                   Contractual       1.49%        June 14, 2010     February 28, 2012
         Class Y Shares                   Contractual       0.99%        June 14, 2010     February 28, 2012
         Institutional Class Shares       Contractual       0.99%        June 14, 2010     February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Endeavor Fund
         Class A Shares                   Contractual       2.00%         July 1, 2009     February 28, 2012
         Class B Shares                   Contractual       2.75%         July 1, 2009     February 28, 2012
         Class C Shares                   Contractual       2.75%         July 1, 2009     February 28, 2012
         Class R Shares                   Contractual       2.25%         July 1, 2009     February 28, 2012
         Class Y Shares                   Contractual       1.75%         July 1, 2009     February 28, 2012
         Institutional Class Shares       Contractual       1.75%         July 1, 2009     February 28, 2012

Invesco Global Advantage Fund*
         Class A Shares                   Contractual       1.41%      February 12, 2010     June 30, 2012
         Class B Shares                   Contractual       2.16%      February 12, 2010     June 30, 2012
         Class C Shares                   Contractual       2.16%      February 12, 2010     June 30, 2012
         Class Y Shares                   Contractual       1.16%      February 12, 2010     June 30, 2012

Invesco Global Health Care Fund
         Class A Shares                   Contractual       1.65%         May 23, 2011       June 30, 2012
         Class B Shares                   Contractual       2.40%         May 23, 2011       June 30, 2012
         Class C Shares                   Contractual       2.40%         May 23, 2011       June 30, 2012
         Class Y Shares                   Contractual       1.40%         May 23, 2011       June 30, 2012
         Investor Class Shares            Contractual       1.65%         May 23, 2011       June 30, 2012

Invesco International Total Return
Fund
         Class A Shares                   Contractual       1.10%        March 31, 2006    February 28, 2012
         Class B Shares                   Contractual       1.85%        March 31, 2006    February 28, 2012
         Class C Shares                   Contractual       1.85%        March 31, 2006    February 28, 2012
         Class Y Shares                   Contractual       0.85%       October 3, 2008    February 28, 2012
         Institutional Class Shares       Contractual       0.85%        March 31, 2006    February 28, 2012

Invesco Pacific Growth Fund*
         Class A Shares                   Contractual       1.88%      February 12, 2010     June 30, 2012
         Class B Shares                   Contractual       2.63%      February 12, 2010     June 30, 2012
         Class C Shares                   Contractual       2.63%      February 12, 2010     June 30, 2012
         Class R Shares                   Contractual       2.13%      February 12, 2010     June 30, 2012
         Class Y Shares                   Contractual       1.63%      February 12, 2010     June 30, 2012
         Institutional Class Shares       Contractual       1.63%         May 23, 2011       June 30, 2012

Invesco Small Companies Fund
         Class A Shares                   Contractual       2.00%         July 1, 2009     February 28, 2012
         Class B Shares                   Contractual       2.75%         July 1, 2009     February 28, 2012
         Class C Shares                   Contractual       2.75%         July 1, 2009     February 28, 2012
         Class R Shares                   Contractual       2.25%         July 1, 2009     February 28, 2012
         Class Y Shares                   Contractual       1.75%         July 1, 2009     February 28, 2012
         Institutional Class Shares       Contractual       1.75%         July 1, 2009     February 28, 2012

Invesco Van Kampen Global Tactical
Asset Allocation Fund*
         Class A Shares                   Contractual       1.20%      February 12, 2010     June 30, 2012
         Class B Shares                   Contractual       1.95%      February 12, 2010     June 30, 2012
         Class C Shares                   Contractual       1.95%      February 12, 2010     June 30, 2012
         Class R Shares                   Contractual       1.45%      February 12, 2010     June 30, 2012
         Class Y Shares                   Contractual       0.95%      February 12, 2010     June 30, 2012
         Institutional Class Shares       Contractual       0.95%      February 12, 2010     June 30, 2012

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Dynamics Fund
         Class A Shares                   Contractual      2.00%         July 1, 2009        June 30, 2012
         Class B Shares                   Contractual      2.75%         July 1, 2009        June 30, 2012
         Class C Shares                   Contractual      2.75%         July 1, 2009        June 30, 2012
         Class R Shares                   Contractual      2.25%         July 1, 2009        June 30, 2012
         Class Y Shares                   Contractual      1.75%         July 1, 2009        June 30, 2012
         Investor Class Shares            Contractual      2.00%         July 1, 2009        June 30, 2012
         Institutional Class Shares       Contractual      1.75%         July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Global Real Estate Fund
         Class A Shares                    Contractual      2.00%         July 1, 2009       June 30, 2012
         Class B Shares                    Contractual      2.75%         July 1, 2009       June 30, 2012
         Class C Shares                    Contractual      2.75%         July 1, 2009       June 30, 2012
         Class R Shares                    Contractual      2.25%         July 1, 2009       June 30, 2012
         Class Y Shares                    Contractual      1.75%         July 1, 2009       June 30, 2012
         Institutional Class Shares        Contractual      1.75%         July 1, 2009       June 30, 2012

Invesco High Yield Fund
         Class A Shares                    Contractual      0.89%         June 6, 2011       June 30, 2013
         Class B Shares                    Contractual      1.64%         June 6, 2011       June 30, 2013
         Class C Shares                    Contractual      1.64%         June 6, 2011       June 30, 2013
         Class Y Shares                    Contractual      0.64%         June 6, 2011       June 30, 2013
         Investor Class Shares             Contractual      0.89%         June 6, 2011       June 30, 2013
         Institutional Class Shares        Contractual      0.64%         June 6, 2011       June 30, 2013

Invesco High Yield Securities Fund*
         Class A Shares
         Class B Shares                    Contractual      2.13%      February 12, 2010     June 30, 2012
         Class C Shares                    Contractual      2.63%      February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual      2.73%      February 12, 2010     June 30, 2012
                                           Contractual      1.88%      February 12, 2010     June 30, 2012

Invesco Municipal Bond Fund
         Class A Shares                    Contractual      0.70%         July 1, 2011       June 30, 2012
         Class B Shares                    Contractual      1.45%         July 1, 2011       June 30, 2012
         Class C Shares                    Contractual      1.45%         July 1, 2011       June 30, 2012
         Class Y Shares                    Contractual      0.45%         July 1, 2011       June 30, 2012
         Investor Class Shares             Contractual      0.70%         July 1, 2011       June 30, 2012


Invesco Real Estate Fund
         Class A Shares                    Contractual      1.55%         May 23, 2011       June 30, 2012
         Class B Shares                    Contractual      2.30%         May 23, 2011       June 30, 2012
         Class C Shares                    Contractual      2.30%         May 23, 2011       June 30, 2012
         Class R Shares                    Contractual      1.80%         May 23, 2011       June 30, 2012
         Class Y Shares                    Contractual      1.30%         May 23, 2011       June 30, 2012
         Investor Class Shares             Contractual      1.55%         May 23, 2011       June 30, 2012
         Institutional Class Shares        Contractual      1.30%         May 23, 2011       June 30, 2012

Invesco Short Term Bond Fund
         Class A Shares                    Contractual      0.56%         June 6, 2011       June 30, 2013
         Class C Shares                    Contractual     0.91%(8)      March 4, 2009       June 30, 2013
         Class R Shares                    Contractual      0.91%        March 4, 2009       June 30, 2013
         Class Y Shares                    Contractual      0.41%        March 4, 2009       June 30, 2013
         Institutional Class Shares        Contractual      0.41%        March 4, 2009       June 30, 2013

Invesco U.S. Government Fund               Contractual      1.03%         June 6, 2011       June 30, 2012
         Class A Shares                    Contractual      1.78%         June 6, 2011       June 30, 2012
         Class B Shares                    Contractual      1.78%         June 6, 2011       June 30, 2012
         Class C Shares                    Contractual      1.28%         June 6, 2011       June 30, 2012
         Class R Shares                    Contractual      0.78%         June 6, 2011       June 30, 2012
         Class Y Shares                    Contractual      1.03%         June 6, 2011       June 30, 2012
         Investor Class Shares             Contractual      0.78%         June 6, 3011       June 30, 2012
         Institutional Class Shares

Invesco Van Kampen Corporate Bond
Fund*
         Class A Shares                    Contractual      0.95%      February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.29%(8)       June 6, 2011       June 30, 2012
         Class C Shares                    Contractual     1.65%(8)       June 6, 2011       June 30, 2012
         Class R Shares                    Contractual      1.20%         June 6, 2011       June 30, 2012
         Class Y Shares                    Contractual      0.70%      February 12, 2010     June 30, 2012
         Institutional Class Shares        Contractual      0.70%      February 12, 2010     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Energy Fund
         Class A Shares                    Contractual       2.00%        July 1, 2009      August 31, 2012
         Class B Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class C Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class Y Shares                    Contractual       1.75%        July 1, 2009      August 31, 2012
         Investor Class Shares             Contractual       2.00%        July 1, 2009      August 31, 2012
         Institutional Class Shares        Contractual       1.75%        July 1, 2009      August 31, 2012

Invesco Gold & Precious Metals Fund
         Class A Shares                    Contractual       2.00%        July 1, 2009      August 31, 2012
         Class B Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class C Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class Y Shares                    Contractual       1.75%        July 1, 2009      August 31, 2012
         Investor Class Shares             Contractual       2.00%        July 1, 2009      August 31, 2012

Invesco Leisure Fund
         Class A Shares                    Contractual       2.00%        July 1, 2009      August 31, 2012
         Class B Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class C Shares                    Contractual       2.75%        July 1, 2009      August 31, 2012
         Class R Shares                    Contractual       2.25%        July 1, 2009      August 31, 2012
         Class Y Shares                    Contractual       1.75%        July 1, 2009      August 31, 2012
         Investor Class Shares             Contractual       2.00%        July 1, 2009      August 31, 2012

Invesco Technology Fund
         Class A Shares                    Contractual       1.76%        May 23, 2011       June 30, 2012
         Class B Shares                    Contractual       2.51%        May 23, 2011       June 30, 2012
         Class C Shares                    Contractual       2.51%        May 23, 2011       June 30, 2012
         Class Y Shares                    Contractual       1.51%        May 23, 2011       June 30, 2012
         Investor Class Shares             Contractual       1.76%        May 23, 2011       June 30, 2012
         Institutional Class Shares        Contractual       1.51%        May 23, 2011       June 30, 2012

Invesco Technology Sector Fund*
         Class A Shares                    Contractual       2.00%     February 12, 2010     June 30, 2012
         Class B Shares                    Contractual       2.75%     February 12, 2010     June 30, 2012
         Class C Shares                    Contractual       2.75%     February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual       1.75%     February 12, 2010     June 30, 2012

Invesco U.S. Mid Cap Value Fund*           Contractual       1.27%     February 12, 2010     June 30, 2012
         Class A Shares                    Contractual       2.02%     February 12, 2010     June 30, 2012
         Class B Shares                    Contractual       2.02%     February 12, 2010     June 30, 2012
         Class C Shares                    Contractual       1.02%     February 12, 2010     June 30, 2012
         Class Y Shares

Invesco Utilities Fund
         Class A Shares                    Contractual       1.32%        May 23, 2011       June 30, 2013
         Class B Shares                    Contractual       2.07%        May 23, 2011       June 30, 2013
         Class C Shares                    Contractual       2.07%        May 23, 2011       June 30, 2013
         Class Y Shares                    Contractual       1.07%        May 23, 2011       June 30, 2013
         Investor Class Shares             Contractual       1.32%        May 23, 2011       June 30, 2013
         Institutional Class Shares        Contractual       1.07%        May 23, 2011       June 30, 2013

Invesco Value Fund*
         Class A Shares                    Contractual       1.25%     February 12, 2010     June 30, 2012
         Class B Shares                    Contractual       2.00%     February 12, 2010     June 30, 2012
         Class C Shares                    Contractual       2.00%     February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual       1.00%     February 12, 2010     June 30, 2012

Invesco Van Kampen American Value
Fund*
         Class A Shares                    Contractual       1.41%     February 12, 2010     June 30, 2012
         Class B Shares                    Contractual      1.65%(8)      May 23, 2011       June 30, 2012
         Class C Shares                    Contractual       2.16%     February 12, 2010     June 30, 2012
         Class R Shares                    Contractual       1.66%     February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual       1.16%     February 12, 2010     June 30, 2012
         Institutional Class Shares        Contractual       1.16%     February 12, 2010     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Van Kampen Comstock Fund*
         Class A Shares
         Class B Shares                    Contractual     0.89%       February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.64%       February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     1.64%       February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     1.14%       February 12, 2010    June 30, 2012
         Institutional Class Shares        Contractual     0.64%       February 12, 2010    June 30, 2012
                                           Contractual     0.64%       February 12, 2010    June 30, 2012
Invesco Van Kampen Mid Cap Growth
Fund*
         Class A Shares                    Contractual     1.40%       February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     2.15%       February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     2.15%       February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     1.65%       February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     1.15%       February 12, 2010    June 30, 2012
         Institutional Class Shares        Contractual     1.15%       February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Value
Fund*
         Class A Shares                    Contractual     1.03%          May 23, 2011      June 30, 2012
         Class B Shares                    Contractual    1.40%(8)        May 23, 2011      June 30, 2012
         Class C Shares                    Contractual     1.78%          May 23, 2011      June 30, 2012
         Class Y Shares                    Contractual     0.78%          May 23, 2011      June 30, 2012

Van Kampen Value Opportunities Fund*
         Class A Shares
         Class B Shares                    Contractual     1.41%       February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     2.16%       February 12, 2010    June 30, 2012
         Class R Shares                    Contractual     2.16%       February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     1.66%          May 23, 2011      June 30, 2012
         Institutional Class Shares        Contractual     1.16%       February 12, 2010    June 30, 2012
                                           Contractual     1.16%          May 23, 2011      June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                          CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco High Income Municipal Fund
         Class A Shares
         Class B Shares                     Voluntary      0.85%          July 1, 2011           N/A9
         Class C Shares                     Voluntary      1.60%          July 1, 2011           N/A9
         Class Y Shares                     Voluntary      1.60%          July 1, 2011           N/A9
         Institutional Class Shares         Voluntary      0.60%          July 1, 2011           N/A9
                                            Voluntary      0.60%          July 1, 2011           N/A9
Invesco Van Kampen High Yield
Municipal Fund*
         Class A Shares                    Contractual     0.87%       February 12, 2010    June 30, 2012
         Class B Shares                    Contractual     1.62%       February 12, 2010    June 30, 2012
         Class C Shares                    Contractual     1.62%       February 12, 2010    June 30, 2012
         Class Y Shares                    Contractual     0.62%       February 12, 2010    June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund*
         Class A Shares                    Contractual     0.75%          June 6, 2011      June 30, 2013
         Class B Shares                    Contractual     1.50%          June 6, 2011      June 30, 2013
         Class C Shares                    Contractual     1.50%          June 6, 2011      June 30, 2013
         Class Y Shares                    Contractual     0.50%          June 6, 2011      June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco Van Kampen Municipal Income
Fund*
         Class A Shares                    Contractual     0.83%          June 6, 2011       June 30, 2013
         Class B Shares                    Contractual     1.58%          June 6, 2011       June 30, 2013
         Class C Shares                    Contractual     1.58%          June 6, 2011       June 30, 2013
         Class Y Shares                    Contractual     0.58%          June 6, 2011       June 30, 2013

Invesco Van Kampen New
York Tax Free Income Fund*
         Class A Shares                    Contractual     0.78%       February 12, 2010     June 30, 2012
         Class B Shares                    Contractual     1.53%       February 12, 2010     June 30, 2012
         Class C Shares                    Contractual     1.53%       February 12, 2010     June 30, 2012
         Class Y Shares                    Contractual     0.53%       February 12, 2010     June 30, 2012

-----------

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

7 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

8 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

9 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

10 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                             as of July 18, 2011

                EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Government & Agency Portfolio
     Cash Management Class                 Contractual     0.22%(2)       July 1, 2009     December 31, 2011
     Corporate Class                       Contractual     0.17%          July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.14%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.69%(2)       July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.44%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.01%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.30%(2)       July 1, 2009     December 31, 2011

Government TaxAdvantage Portfolio
     Cash Management Class
     Corporate Class                       Contractual     0.22%(2)       July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.17%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.14%          July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.69%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     0.39%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.01%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.30%(2)       July 1, 2009     December 31, 2011

Liquid Assets Portfolio
     Cash Management Class                 Contractual     0.22%(2)       July 1, 2009     December 31, 2011
     Corporate Class                       Contractual     0.17%          July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.14%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.69%(2)       July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.44%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.01%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.34%          July 1, 2009     December 31, 2011

STIC Prime Portfolio
     Cash Management Class                 Contractual     0.22%(2)       July 1, 2009     December 31, 2011
     Corporate Class                       Contractual     0.17%          July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.14%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.69%(2)       July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.44%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.01%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.30%(2)       July 1, 2009     December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class                 Contractual     0.33%(2)       July 1, 2009     December 31, 2011
     Corporate Class                       Contractual     0.28%          July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.25%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.80%(2)       July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.50%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.12%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.41%(2)       July 1, 2009     December 31, 2011

Treasury Portfolio(3)
     Cash Management Class                 Contractual     0.22%(2)       July 1, 2009     December 31, 2011
     Corporate Class                       Contractual     0.17%          July 1, 2009     December 31, 2011
     Institutional Class                   Contractual     0.14%          July 1, 2009     December 31, 2011
     Personal Investment Class             Contractual     0.69%(2)       July 1, 2009     December 31, 2011
     Private Investment Class              Contractual     0.44%(2)       July 1, 2009     December 31, 2011
     Reserve Class                         Contractual     1.01%(2)       July 1, 2009     December 31, 2011
     Resource Class                        Contractual     0.30%(2)       July 1, 2009     December 31, 2011


1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 18, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco V.I. Balanced-Risk Allocation
Fund(1)
     Series I Shares                       Contractual     0.70%       December 22, 2010     June 30, 2013

     Series II Shares                      Contractual     0.95%       December 22, 2010     June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                       Contractual     1.30%        January 1, 2005     April 30, 2012

     Series II Shares                      Contractual     1.45%        January 1, 2005     April 30, 2012

Invesco V.I. Capital Appreciation Fund
     Series I Shares
                                           Contractual     1.30%        January 1, 2005     April 30, 2012

     Series II Shares                      Contractual     1.45%        January 1, 2005     April 30, 2012

Invesco V.I. Capital Development Fund
     Series I Shares
                                           Contractual     1.30%        January 1, 2005      June 30, 2012

     Series II Shares                      Contractual     1.45%        January 1, 2005      June 30, 2012

Invesco V.I. Core Equity Fund
     Series I Shares                       Contractual     1.30%        January 1, 2005     April 30, 2012

     Series II Shares                      Contractual     1.45%        January 1, 2005     April 30, 2012

Invesco V.I. Diversified Income Fund
     Series I Shares                       Contractual     0.75%          July 1, 2005      April 30, 2012

     Series II Shares                      Contractual     1.00%          July 1, 2005      April 30, 2012

Invesco V.I. Dividend Growth Fund*
     Series I Shares                       Contractual     0.67%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     0.92%       February 12, 2010     June 30, 2012
Invesco V.I. Global Health Care Fund
     Series I Shares                       Contractual     1.30%         April 30, 2004     April 30, 2012

     Series II Shares                      Contractual     1.45%         April 30, 2004     April 30, 2012

Invesco V.I. Global Real Estate Fund
     Series I Shares                       Contractual     1.30%         April 30, 2004     April 30, 2012

     Series II Shares                      Contractual     1.45%         April 30, 2004     April 30, 2012

Invesco V.I. Government Securities
Fund
     Series I Shares                       Contractual     0.60%          May 2, 2011        June 30, 2012

     Series II Shares                      Contractual     0.85%          May 2, 2011        June 30, 2012


------------

1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
Invesco V.I. High Yield Fund
     Series II Shares                      Contractual     0.80%          May 2, 2011        June 30, 2013

     Series II Shares                      Contractual     1.05%          May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities
Fund*
     Series I Shares                       Contractual     1.75%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     2.00%       February 12, 2010     June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                       Contractual     1.11%          May 2, 2011        June 30, 2012

     Series II Shares                      Contractual     1.36%          May 2, 2011        June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                       Contractual     1.01%         April 30, 2004     April 30, 2012

     Series II Shares                      Contractual     1.26%         April 30, 2004     April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund      Contractual     1.30%       September 10, 2001   April 30, 2012
     Series I Shares

     Series II Shares                      Contractual     1.45%       September 10, 2001   April 30, 2012

Invesco V.I. Money Market Fund
     Series I Shares                       Contractual     1.30%        January 1, 2005     April 30, 2012

     Series II Shares                      Contractual     1.45%        January 1, 2005     April 30, 2012


Invesco V.I. S&P 500 Index Fund*
     Series I Shares                       Contractual     0.28%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     0.53%       February 12, 2010     June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund*
     Series I Shares                       Contractual     0.37%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     0.62%       February 12, 2010     June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                       Contractual     1.15%          July 1, 2005      April 30, 2012

     Series II Shares                      Contractual     1.40%          July 1, 2005      April 30, 2012

Invesco V.I. Technology Fund
     Series I Shares                       Contractual     1.30%         April 30, 2004     April 30, 2012

     Series II Shares                      Contractual     1.45%         April 30, 2004     April 30, 2012

Invesco V.I. Utilities Fund
     Series I Shares                       Contractual     0.93%       September 23, 2005   April 30, 2012

     Series II Shares                      Contractual     1.18%       September 23, 2005   April 30, 2012

Invesco Van Kampen V.I. Capital
Growth Fund*
     Series I Shares                       Contractual     0.84%       February 12, 2010     June 30, 2012


                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                       VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
---------------------------------------   ------------   ----------   ------------------   -----------------
     Series II Shares                      Contractual     1.09%       February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
     Series I Shares                       Contractual     0.62%       February 12, 2010     June 30, 2012
     Series II Shares                      Contractual     0.87%       February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Equity and
Income Fund*
     Series I Shares                       Contractual     0.70%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     0.75%(2)    February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Global Value
Equity Fund*
     Series I Shares                       Contractual     0.94%          May 2, 2011        June 30, 2012

     Series II Shares                      Contractual     1.19%          May 2, 2011        June 30, 2012

Invesco Van Kampen V.I. Growth and
Income Fund*
     Series I Shares                       Contractual     0.62%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     0.87%       February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap
Growth Fund*
     Series I Shares                       Contractual     1.01%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     1.26%       February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value
Fund*
     Series I Shares                       Contractual     1.18%       February 12, 2010     June 30, 2012

     Series II Shares                      Contractual     1.28%(2)    February 12, 2010     June 30, 2012


2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                             as of July 18, 2011

                         EXHIBIT "D" - CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco California Insured Municipal
Income Trust                               Contractual              0.67%                June 1, 2010          June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco California Quality Municipal
Securities                                 Contractual              0.70%                June 1, 2010          June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco High Yield Investment Funds,
Inc.                                       Contractual              0.98%                June 1, 2010          June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Insured California Municipal
Securities                                 Contractual              0.70%                June 1, 2010          June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Insured Municipal Bond Trust       Contractual              1.00%                June 1, 2010          June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Insured Municipal Income
Trust                                      Contractual              0.64%                June 1, 2010          June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Insured Municipal Securities       Contractual              0.54%                June 1, 2010          June 30, 2012

                                                             as of July 18, 2011

                         INVESCO INSURED MUNICIPAL TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Insured Municipal Trust            Contractual              0.66%                June 1, 2010          June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Municipal Income
Opportunities Trust                        Contractual              0.73%                June 1, 2010          June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Municipal Income
Opportunities Trust II                     Contractual              0.73%                June 1, 2010          June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Municipal Income
Opportunities Trust III                    Contractual              0.84%                June 1, 2010          June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Municipal Premium Income
Trust                                      Contractual              1.03%                June 1, 2010          June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco New York Quality Municipal
Securities                                 Contractual              0.80%                June 1, 2010          June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Prime Income Trust                 Contractual              1.32%                June 1, 2010          June 30, 2012

                                                             as of July 18, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Quality Municipal Income
Trust                                      Contractual              0.70%                June 1, 2010          June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Quality Municipal Investment
Trust                                      Contractual              0.70%                June 1, 2010          June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                          CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF          EXPIRATION
FUND                                        VOLUNTARY             LIMITATION            CURRENT LIMIT               DATE
------------------------------------      ------------            ----------          -----------------        -------------
Invesco Quality Municipal Securities
                                           Contractual              0.66%                June 1, 2010          June 30, 2012

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.